EXHIBIT 10.2

INCENTIVE STOCK OPTION AGREEMENT

This AGREEMENT, entered into and effective as of _________________________ (the “Date of Grant”), by and between August_Technology Corporation (the “Company”) and ______________________ (the “Optionee”).

RECITALS

A.            The Company has adopted the 1997 Stock Incentive Plan (the “Plan”) authorizing the Board of Directors of the Company, or a committee as provided for in the Plan (the Board or such a committee to be referred to as the “Committee”), to grant incentive stock options to eligible employees of the Company, which options will qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

B.            The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company.

AGREEMENT

Accordingly, the parties hereto agree as follows:

ARTICLE I.  GRANT OF OPTION

The Company hereby grants to the Optionee the right, privilege, and option (the “Option”) to purchase _________________ (________) shares (the “Option Shares”) of the Company’s common stock, $.01 par value (the “Common Stock”), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan.  The Option is intended to be an “incentive stock option,” as that term is used in Section 422 of the Code.

ARTICLE II.  OPTION EXERCISE PRICE

The per share price to be paid by Optionee in the event of an exercise of the Option shall be _____________________ 1/1000ths dollars ($___________ ).

ARTICLE III.  DURATION OF OPTION AND TIME OF EXERCISE

A.            Initial Period of Exercisability.  The Option shall become exercisable with respect to the Option Shares in ________________________ equal installments. The following table sets forth the initial dates of exercisability of each installment and the cumulative number of Option Shares as to which this Option shall become exercisable on such dates, provided that this Option shall become so exercisable on such dates only if the Optionee has continuously served as an employee of the Company since the Date of Grant.

Initial Date of Exercisability	Number of Option Shares Available for Exercise

The foregoing rights to exercise this Option shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares at 5:00P.M. (CST) on ___________________ (the “Time of Termination”), date which in no case shall exceed ten (10) years after DATE of grant.

B.            Termination of Employment Due to Death, Disability or Retirement.  In the event the Optionee’s employment is terminated with the Company and all of its Subsidiaries (within the meaning of Section 424(f) of the Code) by reason of death, an event that constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code (“Disability”), or retirement pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee (“Retirement”), the Option may be exercised in whole or in part before (a) the expiration of three months, in the case of Retirement, and one year, in the case of death or Disability, after such date of termination, or (b) the Time of Termination, whichever shall first occur.

C.            Termination of Employment for Reasons Other Than Death, Disability or Retirement.  Except as provided in Section III. D. below, in the event the Optionee’s employment is terminated with the Company and all of its Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Optionee hereunder shall terminate at the close of business on the _____________________ day after the date of termination of Optionee’s employment, except under no circumstances shall this option be exercisable after the Time of Termination.

D.            Change in Control.

(i)            For purposes of this Section III. D., the term “Change in Control” shall have the meaning set forth in Section 11 of the Plan.

(ii)           If any events constituting a Change in Control of the Company shall occur, the terms of the Plan govern any acceleration of the right to exercise this Option prior to the anticipated effective date of any Change in Control, provided that should acceleration not occur under the terms of the Plan, Optionee shall be entitled to receive option rights covering shares of the surviving or acquiring entity in the same proportion, at an equivalent price, and subject to the same conditions as this Option; and provided, however, that if, with respect to the Optionee, acceleration of the vesting of this Option as provided herein (which acceleration could be deemed a payment within the meaning of Section 280G(b)(2) of the Code) together with any other payments which the Optionee has the right to receive from the Company or any corporation which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), the payments to the Optionee as set forth herein shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE IV.  MANNER OF OPTION EXERCISE

A.            Notice.  This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and herein, by delivery, in person, by registered mail, or by such other means directed by the Company, including electronic delivery, to the Company at its principal executive office (Attention: Chief Financial Officer), of a written notice of exercise.  Such notice shall be in a form satisfactory to the Committee, shall identify the Option, shall specify the number of Option Shares with respect to which the Option is being exercised, and if such notice is in written form, shall be signed by the person or persons so exercising the Option.  Such notice shall be accompanied by payment in full of the total purchase price of the Option Shares purchased, as provided by Section IV. B. below.  In the event that the Option is being exercised, as provided by the Plan and Section III. B. above, by any person or persons other than the Optionee, the notice shall be accompanied by appropriate proof of right of such person or persons to exercise the Option.  As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company shall deliver the Option Shares to the Optionee by electronic means or by delivering one or more duly issued stock certificates evidencing such ownership.

B.            Payment.  At the time of exercise of this Option, the Optionee may determine whether to pay the total purchase price of the Option Shares to be purchased solely in cash (including a personal check, wire transfer or a certified or bank cashier’s check, payable to the order of the Company or a payee designated by the Company), or by transfer from the Optionee to the Company of previously acquired shares of Common Stock of the Company with a then current aggregate Fair Market Value equal to such total purchase price, or by a combination of cash and such previously acquired shares of Common Stock, or with the proceeds of a same day sale or sell to cover transaction through the Optionee’s E*Trade OptionsLink account.  The Committee may reject the Optionee’s election to pay all or part of the purchase price under this Option with previously acquired shares of Common Stock and may require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith.  For purposes of this Agreement, (a) “previously acquired shares” shall include only those shares of Common Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles, and (b) “Fair Market Value” will be determined as set forth in the Plan.

C.            Investment Purpose; Stock Transfer Restrictions.  The Company shall not be required to issue or deliver any shares of Common Stock under this Option unless (a)(1) such shares are covered by an effective and current registration statement under the Securities Act of 1933 and applicable state securities laws or (2) if the Committee has determined not to so register such shares, exemptions from registration under the Securities Act of 1933 and applicable state securities laws are available for such issuance (as determined by counsel to the Company) and the Company has received from the Optionee (or, in the event of death or disability, the Optionee’s heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions, and (b) the Company has obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.  Unless a registration statement under the Securities Act of 1933 is in effect with respect to the issuance or transfer of Option Shares, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE V.  NONTRANSFERABILITY

This Option shall not be transferable by the Optionee, either voluntarily or involuntarily, or subject to any lien, directly or indirectly, by operation of law or otherwise, except as provided in Section 8.2 of the Plan.  Any attempt to transfer or encumber this Option other than in accordance with Section 8.2 of the Plan shall void this Option.

ARTICLE VI.  LIMITATION OF LIABILITY

Nothing in this Agreement shall be construed to (a) limit in any way the right of the Company or any of its Subsidiaries to terminate the status of the Optionee as an employee of the Company at any time, or (b) be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries will employ the Optionee in any particular position, at any particular rate of compensation or for any particular period of time.

ARTICLE VII.  DISPOSITION OF STOCK

Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of this Option before the expiration of two years after the Date of Grant or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of this Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request.  The right of the Optionee to make such a disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements.  The Committee shall have the right, in its sole discretion, to endorse the certificates representing the Option Shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company’s transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the Date of Grant or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of this Option.

ARTICLE VIII.  WITHHOLDING TAXES

A.            General Obligation.  The Company is entitled to (a) withhold and deduct from future payment to the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee’s exercise of this Option, including, without limitation, a disposition of shares of Common Stock described in Article VII above, that causes this Option to cease to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, or (b) require the Optionee promptly to remit the amount of such withholding to the Company before acting on any such disposition of shares of Common Stock.  In the event that the Company is unable to withhold such amounts, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal, state or local law.

B.            Use of Shares.  The Committee may, in its sole discretion and subject to such rules as the Committee may adopt, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of this Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon the exercise of this Option that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value (determined as set forth in the Plan) on the date such tax is determined under the Code (the “Tax Date”) equal to the amount necessary to satisfy the statutory minimum withholding amount due.  The Optionee’s election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee.  If the Optionee is an officer, director or beneficial owner of more than 10% of the outstanding Common Stock of the Company and at the time of exercise of this Option the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, such election may not be made within six months of the Date of Grant (unless the death or Disability of the Optionee occurs prior to the expiration of such six-month period), and must be made either six months prior to the Tax Date or between the third and twelfth business days following public release of any of the Company’s quarterly or annual summary earnings statements.  To the extent that shares of Common Stock may be issued prior to the Tax Date to the Optionee making such an election, the Optionee hereby agrees to surrender that number of shares on the Tax Date having an aggregate Fair Market Value (determined as set forth in the Plan) equal to the amount of withholding tax due.  In no event may the Company withhold or accept shares having a Fair Market Value in excess of the statutory minimum required tax withholding.

ARTICLE IX.  CAPITAL ADJUSTMENTS

If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, shall make appropriate adjustment as to the number and kind of securities subject to this Option.  Any such adjustment affecting this Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security subject to the Option.  Without the consent of the Optionee, however, no such change shall be made in the terms of the Option if such change would disqualify the Option from treatment as an “incentive stock option” within the meaning of Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

ARTICLE X.  BINDING EFFECT

This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

ARTICLE XI.  SUBJECT TO PLAN

The Option represented by this Agreement has been granted under, and is subject to the terms of, the Plan.  The terms of the Plan are hereby incorporated by reference herein in their entirety and the Optionee, by execution hereof, acknowledges having received a copy of the Plan.  The provisions of this Agreement shall be interpreted as to be consistent with the Plan and any ambiguities herein shall be interpreted by reference to the Plan.  In the event that any provision hereof is inconsistent with the terms of the Plan, the Plan shall prevail.

ARTICLE XII.  GOVERNING LAW

This Agreement and all rights and obligations hereunder shall be construed in accordance with the Plan and governed by the laws of the State of Minnesota.

The parties hereto have executed this Agreement effective the day and year first above written.

AUGUST TECHNOLOGY CORPORATION

By

Its

By execution hereof, the	OPTIONEE
Optionee acknowledges having
received a copy of the Plan.

NON-STATUTORY STOCK OPTION AGREEMENT

This AGREEMENT, entered into and effective as of ___________________ (the “Date of Grant”), by and between August Technology Corporation (the “Company”) and ___________________________________ (the “Optionee”).

RECITALS:

A.            The Company has adopted the 1997 Stock Incentive Plan (the “Plan”) authorizing the Board of Directors of the Company, or a committee as provided for in the Plan (the Board or such a committee to be referred to as the “Committee”), to grant non-statutory stock options to eligible employees, non-employee directors and consultants of the Company.

B.            The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company.

AGREEMENT:

Accordingly, the parties hereto agree as follows:

ARTICLE I.  GRANT OF OPTION.

The Company hereby grants to the Optionee the right, privilege, and option (the “Option”) to purchase _________________ (____________) shares (the “Option Shares”) of the Company’s common stock, $.01 par value (the “Common Stock”), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan.  The Option is not intended to be an “incentive stock option,” as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE II.  OPTION EXERCISE PRICE.

The per share price to be paid by Optionee in the event of an exercise of the Option shall be__________________ 1/1000ths dollars ($____________).

ARTICLE III.  DURATION OF OPTION

AND TIME OF EXERCISE.

A.            Initial Period of Exercisability.  The Option shall become exercisable with respect to the Option Shares in __________ equal installments.  The following table sets forth the initial dates of exercisability of each installment and the cumulative number of Option Shares as to which this Option shall become exercisable on such dates, provided that this Option shall become so exercisable on such dates only if the Optionee has continuously served as an employee, non-employee director or consultant of the Company since the Date of Grant.

Initial Date of Exercisability	Number of Option Shares Available for Exercise

The foregoing rights to exercise this Option shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares at, 5:00P.M. (CST) on ________________ (the “Time of Termination”), date which in no case shall exceed ten (10) years after DATE of grant.

B.            Termination of Employment or Consulting Relationship Due to Death, Disability or Retirement.  In the event the Optionee’s employment or consulting relationship is terminated with the Company and all of its Subsidiaries (within the meaning of Section 424(f) of the Code) by reason of death, an event that constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code (“Disability”), or retirement pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee (“Retirement”), the Option may be exercised in whole or in part before (a) the expiration of three months, in the case of Retirement, and one year, in the case of death or Disability, after such date of termination, or (b) the Time of Termination, whichever shall first occur.

C.            Termination of Employment or Consulting Relationship for Reasons Other Than Death, Disability or Retirement.  Except as provided in Section III. D. below, in the event the Optionee’s employment or consulting relationship is terminated with the Company and all of its Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Optionee hereunder shall terminate at the close of business ______________________ day after the date of termination of Optionee’s employment or consulting relationship, except under no circumstances shall this option be exercisable after the Time of Termination.

D.            Change in Control.

(i)            For purposes of this Section III.D., the term “Change in Control” shall have the meaning set forth in Section 11 of the Plan.

(ii)           If any events constituting a Change in Control of the Company shall occur, the terms of the Plan govern any acceleration of the right to exercise this Option prior to the anticipated effective date of any Change in Control, provided that should acceleration not occur under the terms of the Plan, Optionee shall be entitled to receive option rights covering shares of the surviving or acquiring entity in the same proportion, at an equivalent price, and subject to the same conditions as this Option; and provided, however, that if, with respect to the Optionee, acceleration of the vesting of this Option as provided herein (which acceleration could be deemed a payment within the meaning of Section 280G(b)(2) of the Code) together with any other payments which the Optionee has the right to receive from the Company or any corporation which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), the payments to the Optionee as set forth herein shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE IV.  MANNER OF OPTION EXERCISE.

A.            Notice.  This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and herein, by delivery, in person, by registered mail, or by such other means directed by the Company, including electronic delivery, to the Company at its principal executive office (Attention: Chief Financial Officer), of a written notice of exercise.  Such notice shall be in a form satisfactory to the Committee, shall identify the Option, shall specify the number of Option Shares with respect to which the Option is being exercised, and if such notice is in written form, shall be signed by the person or persons so exercising the Option.  Such notice shall be accompanied by payment in full of the total purchase price of the Option Shares purchased, as provided by Section IV. B. below.  In the event that the Option is being exercised, as provided by the Plan and Section III. B. above, by any person or persons other than the Optionee, the notice shall be accompanied by appropriate proof of right of such person or persons to exercise the Option.  As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company shall deliver the Option Shares to the Optionee by electronic means or by delivering one or more duly issued stock certificates evidencing such ownership.

B.            Payment.  At the time of exercise of this Option, the Optionee may determine whether to pay the total purchase price of the Option Shares to be purchased solely in cash (including a personal check, wire transfer or a certified or bank cashier’s check, payable to the order of the Company or a payee designated by the Company), or by transfer from the Optionee to the Company of previously acquired shares of Common Stock of the Company with a then current aggregate Fair Market Value equal to such total purchase price, or by a combination of cash and such previously acquired shares of Common Stock, or with the proceeds of a same day sale or sell to cover transaction through the Optionee’s E*Trade OptionsLink account.  The Committee may reject the Optionee’s election to pay all or part of the purchase price under this Option with previously acquired shares of Common Stock and may require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith.  For purposes of this Agreement, (a) “previously acquired shares” shall include only those shares of Common Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles, and (b) “Fair Market Value” will be determined as set forth in the Plan.

C.            Investment Purpose; Stock Transfer Restrictions.  The Company shall not be required to issue or deliver any shares of Common Stock under this Option unless (a)(1) such shares are covered by an effective and current registration statement under the Securities Act of 1933 and applicable state securities laws or (2) if the Committee has determined not to so register such shares, exemptions from registration under the Securities Act of 1933 and applicable state securities laws are available for such issuance (as determined by counsel to the Company) and the Company has received from the Optionee (or, in the event of death or disability, the Optionee’s heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions, and (b) the Company has obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.  Unless a registration statement under the Securities Act of 1933 is in effect with respect to the issuance or transfer of Option Shares, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE V.  NONTRANSFERABILITY.

This Option shall not be transferable by the Optionee, either voluntarily or involuntarily, or subject to any lien, directly or indirectly, by operation of law or otherwise, except as provided in Section 8.2 of the Plan.  Any attempt to transfer or encumber this Option other than in accordance with Section 8.2 of the Plan shall void this Option.

ARTICLE VI.  LIMITATION OF LIABILITY.

Nothing in this Agreement shall be construed to (a) limit in any way the right of the Company or any of its Subsidiaries to terminate the status of the Optionee as an employee, non employee director or consultant of the Company at any time, or (b) be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries will employ the Optionee in any particular position, at any particular rate of compensation or for any particular period of time.

ARTICLE VII.  WITHHOLDING TAXES.

A.            General Obligation.  The Company is entitled to (a) withhold and deduct from future payment to the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee’s exercise of this Option or otherwise incurred with respect to this Option, or (b) require the Optionee promptly to remit the amount of such withholding to the Company before acting on any such disposition of shares of Common Stock.  In the event that the Company is unable to withhold such amounts, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal, state or local law.

B.            Use of Shares.  The Committee may, in its sole discretion and subject to such rules as the Committee may adopt, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of this Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon the exercise of this Option that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value (determined as set forth in the Plan) on the date such tax is determined under the Code (the “Tax Date”) equal to the amount necessary to satisfy the statutory minimum withholding amount due.  The Optionee’s election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee.  If the Optionee is an officer, director or beneficial owner of more than 10% of the outstanding Common Stock of the Company and at the time of exercise of this Option the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, such election may not be made within six months of the Date of Grant (unless the death or Disability of the Optionee occurs prior to the expiration of such six-month period), and must be made either six months prior to the Tax Date or between the third and twelfth business days following public release of any of the Company’s quarterly or annual summary earnings statements.  To the extent that shares of Common Stock may be issued prior to the Tax Date to the Optionee making such an election, the Optionee hereby agrees to surrender that number of shares on the Tax Date having an aggregate Fair Market Value (determined as set forth in the Plan) equal to the amount of withholding tax due.  In no event may the Company withhold or accept shares having a Fair Market Value in excess of the statutory minimum required tax withholding.

ARTICLE VIII.  CAPITAL ADJUSTMENTS.

If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, shall make appropriate adjustment as to the number and kind of securities subject to this Option.  Any such adjustment affecting this Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security subject to the Option. Without the consent of the Optionee, however, no such change shall be made in the terms of the Option if such change would disqualify the

Option from treatment as an “incentive stock option” within the meaning of Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

ARTICLE IX.  BINDING EFFECT.

This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

ARTICLE X.  SUBJECT TO PLAN.

The Option represented by this Agreement has been granted under, and is subject to the terms of, the Plan.  The terms of the Plan are hereby incorporated by reference herein in their entirety and the Optionee, by execution hereof, acknowledges having received a copy of the Plan.  The provisions of this Agreement shall be interpreted as to be consistent with the Plan and any ambiguities herein shall be interpreted by reference to the Plan.  In the event that any provision hereof is inconsistent with the terms of the Plan, the Plan shall prevail.

ARTICLE XI.  GOVERNING LAW.

This Agreement and all rights and obligations hereunder shall be construed in accordance with the Plan and governed by the laws of the State of Minnesota.

The parties hereto have executed this Agreement effective the day and year first above written.

AUGUST TECHNOLOGY CORPORATION

By

Its

By execution hereof, the	OPTIONEE
Optionee acknowledges having
received a copy of the Plan.